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                                                                    Exhibit 10.3

     THIS LEASE AGREEMENT made this 15th day of April, 1998, by and between Ammendale Commerce Center Limited Partnership (hereinafter referred to as "Landlord") and Intermedial Communications, Inc., (hereinafter referred to as "Tenant").

                                  WITNESSETH:

1.   Leased Premises.

     Landlord hereby leases to Tenant and Tenant hereby leases from Landlord for the term, at the rental and upon the conditions set forth herein, all that certain approximate 62,390 square feet of office and warehouse space in a building known as 6435 Virginia Manor Road, Beltsville, Maryland, as shown and described on the plan attached hereto as Exhibit A (hereinafter referred to as the "Initial Premises"). Upon vacation of the adjacent space by the current tenant (Scientific & Commercial Systems Corp.), Landlord shall tender to Tenant and Tenant shall lease from Landlord, 11,857 square feet of contiguous space ("Additional Premises") for a total of 74,247 square feet. At any time during the Lease Term, Tenant may also lease 1,500 rentable square feet of mezzanine located in the Additional Premises ("Optional Premises") if requested in writing by Tenant. Hereafter, the term "Premises" includes the Initial Premises and the Additional Premises and the Optional Premises. Additionally, Landlord grants to Tenant during the term the non-exclusive use, in common with others, of all non-allocated parking areas within the property owned by Landlord of which the Premises is a part for the accommodation and parking of automobiles as required by Tenant in conducting normal business activities of Tenant, its officers, agents, employees and visitors. Landlord reserves the right, however, to designate certain portions of the parking areas for parking of trucks, vans and other vehicles, and to designate for the specific account of Tenant specific parking areas or spaces constructed around, within or under the buildings on Landlord's property. All parking areas and facilities which may be furnished by Landlord in or near the Premises, including employee parking areas, truckway or ways, loading docks, pedestrian sidewalks and ramps, landscaped areas, and other areas and improvements which may be provided by Landlord for the general use, in common with other tenants, their officers, agents, employees and visitors, shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right, from time to time, to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this Paragraph. Landlord shall have the right to police the same, to change from time to time the areas, location and arrangement of parking areas and other facilities referred to in this Paragraph; to change truck routes to such extent as landlord may desire, provided that the Premises are adequately served by the new route; to restrict parking by Tenant, its officers, agents and employees to employee parking areas; to establish and from time to time to change the level of parking surfaces; to close all or any portion of said areas or facilities to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or to the public therein; to close temporarily all or any portion of the parking areas or facilities; to discourage non-tenant parking; and to do and perform such other acts in and to said areas and improvements, as in the use of good business judgment, Landlord shall determine to be advisable with a view to the improvement of the
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convenience and use thereof by tenants, their officers, agents, employees and visitors. Tenant agrees that it will cause its officers, agents and employees to park their automobiles only in such areas as Landlord may from time to time designate as employee parking areas, and that it will not use any part of the parking area, nor permit the use thereof, in any manner which will obstruct the driveways or thruways serving parking areas or any area exclusively allocated for the use of others. During the term of this Lease, Tenant shall have the right to a minimum of two hundred four (204) parking spaces.

2.   Term and Possession.

     2.1  Term.  The term of this Lease for the Initial Premises shall commence
          ----
on the date the Initial Premises is tendered to Tenant by Landlord, (the "Initial Lease Commencement Date"), and shall end on the thirty first (31st) day of July, 2000 unless terminated sooner pursuant to any provision hereof. The term of this Lease for the Additional Premises shall commence on the date the Additional Premises is tendered to Tenant by Landlord (the "Additional Lease Commencement Date"), but in no event earlier than May 1, 1998, and shall end on July 31, 2000 unless terminated sooner pursuant to any provision hereof.

     2.2  Possession.  If Landlord should be unable to give possession of the
          ----------
Premises on the Initial or Additional Lease Commencement Date because the Premises are located in a building or Premises being constructed and which has not been sufficiently completed to make the Premises ready for occupancy, or if Landlord is unable to give possession of the Premises on the Initial or Additional Lease Commencement Date hereof, by reason of holding over or retention of possession of any tenant or occupant, or if repairs, improvements or decoration of the Premises or the building of which the Premises form a part are not completed, or for any other reason, Landlord shall not be subject to any liability for failure to give possession on said date. Under such circumstances, the rent reserved and covenanted to be paid herein, shall not commence until the possession of the Premises is tendered by Landlord with Landlord's notice to Tenant that the same is ready for occupancy. Should tender of possession of the Premises be later or earlier than the beginning date named, then, and in that event, the beginning and ending date of this Lease shall be adjusted by letter from Landlord to Tenant, to conform to the date of such tender of possession, such as if the same had been originally named as the beginning date, and this Lease shall run for the full term from the date of such tender of possession, provided that no such failure to give possession on the Lease Commencement Dates shall in any other respect affect the validity of this Lease or the obligations of Tenant hereunder. If permission is given to Tenant to enter into possession of the Premises, or to occupy space other than the Premises prior to the date specified as the Lease Commencement Dates, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants and conditions of the provisions of this Lease. Tenant's acceptance of possession of the Premises shall be conclusive evidence that the Premises are in good order and satisfactory condition at the time of possession thereof.

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3.   Rent.

     3.1  Rent.  Tenant shall pay to Landlord as rent for the Initial Premises
          ----
the initial annual sum of Five Hundred Fifty Two Thousand One Hundred Fifty One and 50/100 Dollars ($552,151.50) (the "Base Rent") in monthly payments of Forty Six Thousand Twelve and 62/100 Dollars ($46,012.62) (subject to proration for partial months as hereinafter provided) in advance on the first day of each calender month during the term hereof, the first installment payable on the Initial Lease Commencement Date and the remaining installments payable, in advance, on the first day of each month during the said term to and at the office of Polinger Shannon & Luchs Company, 530 Wisconsin Avenue, #1000, Chevy Chase, Maryland 20815, or at such other place as Landlord may from time to time designate to Tenant in writing. Each monthly installment shall hereinafter be referred to as the "basic monthly rental". Rent checks shall be made payable to Landlord c/o Polinger Shannon & Luchs Company unless Tenant is otherwise directed by Landlord in writing. Should the term of this Lease commence on a day other than the first day of a calendar month, the parties agree that the rental for the first and last month of the term shall be prorated and rent for the remaining months shall be due and payable on the first of the month as provided above. Tenant shall pay to Landlord as rent for the Additional Premises the initial annual sum of One Hundred Four Thousand Nine Hundred Thirty Four and 45/100 Dollars ($104,934.45) ("Base Rent") in monthly payments of Eight Thousand Seven Hundred Forty Four and 54/100 Dollars ($8,744.54) payable in all respects as set forth in this paragraph 3.1. Rent for the Additional Premises shall commence on the Additional Lease Commencement Date. Rent for the Optional Premises shall commence upon use of the Optional Premises by Tenant at the square foot rate then being paid for the Additional Premises.

     3.2  Late Charge.  Tenant hereby recognizes and acknowledges that if rental
          -----------
payments are not received when due, Landlord will suffer damages and additional expense thereby and Tenant therefore agrees that a late charge equal to five percent (5.00%) of the basic monthly rental (including additional rent as hereinafter provided), may be assessed by Landlord or its Agent as additional rental. Furthermore, Landlord or its Agent shall have the right to require that rental payments be made by certified or cashier's check.

     3.3  Rental Escalation.  Commencing on the first anniversary of the Initial
          -----------------
and Additional Lease Commencement Date, the respective Base Rent shall be increased by three percent (3%). Such increased Base Rent shall thereafter be known as the Annual Rent. On each subsequent anniversary of the respective Lease Commencement Date during the term of the Lease, Annual Rent in effect shall be increased by three percent (3%).

     3.4  Additional Rent.  In addition to the basic monthly rental, Tenant
          ---------------
shall pay Tenant's pro rated share of Operating Costs defined to be all expenses relating to the Premises including, but not limited to, real estate taxes, sales, franchise, business, corporation or any other taxes (except income taxes) based on rents, utilities not separately metered to individual tenants, maintenance (except where otherwise provided), repairs, operating supplies, building services, litter removal,

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management fees not exceeding four percent (4%), labor for on-site management and maintenance, and Landlord's insurance (as set forth in Paragraph 11), operating supplies, snow removal, landscaping, litter removal from the entire project, tools, materials, resurfacing, repainting, and restriping of parking areas, car stops, and security, professional fees, and cost of capital improvements, which in landlord's reasonable judgement will result in operating cost savings. Tenant's pro rata share of Operating Costs shall be a fraction, the numerator of which shall be the square footage of the Premises, and the denominator of which shall be the total square footage in the Project. Said fraction shall then be multiplied by the entire amount of Operating Costs to determine the amount of such Operating Costs payable by Tenant. In order to provide for payment by Tenant of Tenant's pro rata share of Operating Costs, Landlord shall furnish to Tenant, prior to the Lease Commencement Date, or as soon thereafter as is practicable, a written statement setting forth Landlord's estimate of the operating expenses for the calendar year in which the Lease Commencement Date occurs; thereafter, Landlord shall furnish to Tenant, on an annual basis, a written statement setting forth Landlord's estimate of the operating expenses for each succeeding calendar year. Tenant shall pay to Landlord on or before the first day of each month of the term hereof, together with its basic monthly rental, an amount equal to one-twelfth (1/12th) of Landlord's estimated operating expenses in the calendar year in which this lease commences and for each calendar year thereafter.

     3.5 For the purposes of calculating additional rental as set forth in Paragraph 3.4, at the close of each calendar year Landlord shall compute the actual cost of operating the Project during the previous twelve (12) month period. Landlord shall deliver to Tenant notice of such cost and the amount due, if any, from Tenant no later than March 30th of the year immediately subsequent to the year to which cost relates. Tenant shall reimburse Landlord within ten
(10) business days after notice of any deficiency between estimated Operating Costs and the actual costs incurred. In the event there are overpayments by Tenant, Landlord shall apply the excess to the next successive installment of basic monthly rental and additional rental due under this Lease, unless there are no further such payments due from Tenant, in which case Landlord shall pay such excess to Tenant within thirty (30) days of notice to Tenant as set forth above.

4.   Security Deposit. [Intentionally Omitted]

5.   Uses.

     5.1 Tenant agrees continuously to use and occupy the Premises for office use including uses ancillary thereto relating to the operation, installation, maintenance, repair and replacement or telecommunications equipment in compliance with all governmental laws and regulations relating thereto, and for no other purpose. Tenant covenants to comply with the provisions of all recorded covenants, conditions and restrictions, all building, zoning, fire and other governmental laws, ordinances, regulations or rules applicable to the Premises, and all requirements of the carriers of insurance covering the project. Tenant shall not do or permit anything to be done in or about the Premises, or bring or keep anything in the Premises that may increase the fire and extended coverage

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insurance premium upon the Project, injure the Project, constitute water, or be a nuisance, public or private, or menace to tenants of adjoining premises or to anyone else.

     5.2 Tenant agrees that it has determined to Tenant's satisfaction that the Premises can be used for the purpose for which they are leased and waives any right to terminate this Lease in the event the Premises cannot be used for such purposes, or for any reason may not be used for such purposes during the Lease Term.

6.   Utilities.

     Tenant agrees to pay all utility charges incurred by it in connection with its use and occupancy of the Premises, including, but not limited to, electricity, fuel, gas, water, sewer and telephone (including equipment and installation charges), to pay said charges as the same become due, and to immediately transfer all utility accounts into its own name at the Lease Commencement Date (or whenever Tenant occupies the Premises, if such occupancy is prior to the Lease Commencement Date). Landlord shall have no liability whatsoever due to interruption of service or failure of any utility service to Tenant.

7.   Condition of Premises.

     Tenant accepts the Premises in their "as-is" condition upon the Initial Lease Commencement Date or Additional Lease Commencement Date as the case may be.

8.   Maintenance and Repairs.

     8.1  Structural Maintenance.  Landlord shall be solely responsible for and
          ----------------------
shall maintain in good condition and repair roof, foundation, exterior walls, as well as the underground pipes and conduits located beyond the boundaries of the Premises, and the sprinkler system; and Landlord shall make all repairs which become necessary by reason of any structural defect in the Premises. Landlord shall not be required to make any repairs necessitated by reason of any act or omission by Tenant, its employees, agents, licensees, invitees or anyone entering the Premises by force, but if Landlord does make any such repairs, Tenant agrees to promptly, upon demand, reimburse Landlord for the full costs thereof. No liability shall be imposed on Landlord:

     (1)  because of any injury or damage to personal property;

     (2) or because of any interference with the services and facilities listed above;

caused by accidents or repairs, riots, strikes, or any other reason beyond the control of Landlord; and Landlord shall be under no duty to restore any of such services and facilities or to make any of the repairs for which Landlord is obligated, except after receipt of written notice from Tenant of a need

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therefor, and there shall be a reasonable period of time within which Landlord may make such repairs.

     8.2  Other Maintenance and Repairs.  Tenant shall, at its own expense,
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during the full term of this Lease, keep the Premises in good order and condition, and make all repairs and do all acts of maintenance which become necessary in or upon the Premises, including specifically but not limited to, the doors and door jambs, both inside and outside, loading docks, windows, and window casings and sills, inside, plate or other glass windows and doors, and to make, at Tenant's expense, all repairs and to do all acts or maintenance which become necessary during the term of this Lease, and to replace all worn out and broken parts of: the heating; plumbing; electrical systems and equipment; air conditioning and sprinkler systems and equipment; and elevators, if any. Tenant shall enter into service contracts at its own expense for the maintenance of the heating system, as well as the air conditioning system, and elevators, if any. If any such service contract should not be obtainable, Tenant agrees to have the system or equipment not so covered inspected at least once each year by a qualified serviceman.

     8.3  Common Area Maintenance.  At the sole expense of Tenant, and to be
          -----------------------
included as Operating Costs as described in Paragraph 3.4, Landlord shall be responsible for and shall maintain in good condition and repair the parking lot, paving, landscaping and other common areas of the building, and Landlord shall be responsible for snow and ice removal from the parking lot, paving and sidewalks. Landlord shall not be required to make any repairs necessitated by reason of any act or omission by Tenant, its employees, agents, licensees or invitees, all of whom shall be included in the term "Tenant" for purposes of this subsection. If any repairs necessitated by reason of any act or omission by Tenant are required then, if Landlord chooses to do so, Landlord may make repairs and Tenant agrees promptly upon demand to reimburse Landlord for the full costs thereof, or, at its option, Landlord may notify Tenant of the necessity for such repairs, and Tenant shall repair or commence the repairs within fifteen (15) days of receipt of such notice at Tenant's expense to Landlord's reasonable satisfaction. No liability shall be imposed on Landlord because of any damage to personal property or any injury, or because of any interference with the services and facilities listed above, caused by accidents or repairs, riots, strikes or any other reason beyond the control of Landlord. Landlord shall be under no duty to restore any of such services and facilities or to make any of the repairs for which Landlord is obligated, except after receipt of written notice from Tenant of a need therefor. Landlord shall have a reasonable period of time within which to commence such work.

     8.4  Roof.
          ----

     (a) Tenant agrees that it will not permit, nor cause it agents, employees or invitees to place anything on the roof or in the gutters and downspouts of the building of which the Premises constitute a part, or to cut, drive nails into or otherwise penetrate or mutilate the roof without Landlord's prior written consent. Tenant will also be responsible for damage to the roof caused by its employees or contractors. Tenant shall indemnify Landlord and hold Landlord harmless against

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expenses incurred to permanently correct any damage to the roof resulting from
Tenant's violation of this Paragraph, as well as any consequential damages to Landlord or any of the other tenants of the building of which the Premises are a part. Landlord shall repair damage to the roof caused by Tenant's negligent acts as defined in this paragraph and Tenant shall reimburse Landlord for all costs and expenses incurred in making such repairs. Landlord or its agents may enter the Premises at all reasonable hours to make said roof repairs. If Landlord makes any expenditures, or incurs any obligation for the payment of money in connection therewith, including, but not limited to, attorneys' fees for instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the rate of twelve percent (12.00%) per annum and costs, shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within give (5) days or rendition of any bill or statements to Tenant therefor. All rights given to Landlord in this Paragraph shall be in addition to any other right or remedy of Landlord herein contained.

     (b) Tenant shall not place mechanical or other equipment on the roof without Landlord's prior written consent, which shall be conditioned in part upon Landlord's approval of Tenant's plans and specifications for such installations. The costs of any roof improvements made pursuant hereto shall be at Tenant's sole cost and expense and shall result in no liens being placed against the Premises or the building by which they are a part.

     8.5  Assignment of All Warranties.  Landlord agrees to assign to Tenant any
          ----------------------------
and all warranties which are extended to Landlord resulting from the construction of the demised premises and the tenant improvements installed within those premises. Landlord agrees to aid Tenant in applying said warranties in connection with the maintenance requirements under this Lease.

9.   Alterations.

     9.1  Installation.  Tenant shall not make any alterations, additions,
          ------------
modifications or improvements to the Premises without the prior written consent of Landlord, which consent will not be unreasonably withheld, conditioned or delayed. If Tenant desires to make any such alterations, etc., plans for same shall first be submitted to and approved by Landlord, and same shall be done by Tenant, at its own expense. All alterations and additions to the Premises would be performed by Tenant using Landlord approved contractors unless Landlord shall otherwise agree in writing. As a condition of Landlord's consent to the use of Tenant's contractor, Tenant or Tenant's contractor must evidence insurance coverage to include: (a) Worker's Compensation Coverage and (b) Public Liability and Property Damage Insurance in the amount of not less than One Million Dollars in the aggregate. Tenant agrees that all such work shall be done in a good and workmanlike manner, that the structural integrity of the building shall not be impaired, that no liens shall attach to the Premises by reason thereof, and that Tenant will secure all necessary permits pertaining to the aforementioned alterations, modifications or improvements.

     9.2  Ownership and Removal.  The alterations, additions, modifications and
          ---------------------
improvements referred to in Paragraph 9.1, and consented to in writing by Landlord, shall become part of the real

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property as soon as they are affixed thereto; however, Landlord may, at
Landlord's option, require that Tenant remove all or any part of said alterations prior to the expiration of the Lease Term in a written notice to Tenant at the time of the consent. If Landlord so requires, Tenant agrees, at its own expense, to remove same and to restore the Premises to their original condition, reasonable wear and tear excepted.

     9.3  Diesel Generator.  Tenant shall have the right to install, operate and
          ----------------
maintain a diesel generator, at its expense, on a site approved by the Landlord. The equipment will remain property of the Tenant and Tenant shall have the right to remove said equipment at lease expiration.

10.  Environmental.

     (a) Tenant shall conduct all activity in compliance with federal, state and local laws, statutes, ordinances, rules, regulations, orders and requirements of common law concerning protection of the environment or human health ("Environmental Laws"). Tenant shall also cause its subtenants (if subtenants are permitted by this Lease or are hereafter approved by Landlord), licensees, invitees, agents, contractors, subcontractors and employees to comply with all Environmental Laws. Tenant and its permitted subtenants, licensees, invitees, agents, contractors, and subcontractors shall obtain, maintain, and comply with all necessary environmental permits, approvals, registrations and licenses.

     In addition to and not in limitation of the foregoing, Tenant, its permitted subtenants, licenses, invitees, agents, contractors, subcontractors and employees shall not generate, refine, produce, transfer, process or transport Hazardous Material on, above, beneath or near the Premises, the Building or the Land. As used herein, the term "Hazardous Materials" shall include, without limitation, all of the following: (1) hazardous substances, as such term is defined in the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA", 42 U.S.C. Section 9601 (14)), as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499, 100 Stat. 1613 (Oct. 17, 1986) ("SARA"); (2) regulated substances, within the meaning of Title I of the Resource Conservation and Recovery Act, 42 U.S.C. Sections 669-6991 (i), as amended by SARA; (3) any element, compound or material which can pose a threat to the public health or the environment when released into the environment; (4) hazardous substances and controlled hazardous substances as defined in the Maryland Environmental Code Ann., Title 7, Subtitle 2, and "oil" as defined in Section 4-401 (c) of the Maryland Environment Code Ann.; (5) petroleum and petroleum byproducts; (6) an object or material which is contaminated with any of the foregoing; (7) any other substance designated by any of the Environmental Laws of a federal, state or local agency as detrimental to the public health, safety and the environment.

     (b) Tenant shall protect, indemnify and save Landlord harmless from and against any and all liability, loss, damage, cost or expense (including reasonable attorneys' fees) that Landlord may suffer or incur as a result of any claims, demands, damages, losses, liabilities, costs, charges, suits, orders, judgments or adjudications asserted, assessed, filed, or entered against Landlord or any of

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the Building or the Land, by any third party, including without limitation, any governmental authority, arising from Tenant's breach of Environmental Laws or otherwise arising from Tenant's generation, refining, production, storage, handling, use, transfer, processing, transportation, release spillage, pumping, pouring, emission, emptying, dumping, discharge or escape of Hazardous Materials on, from or affecting the Premises, the Building or the Land, including, without limitation, liability for costs and expenses of abatement, correction, clean-up or other remedy, fines, damages, response (including death) and property damage.

     (c) Tenant, its permitted subtenants, licensees, invitees, agents, contractors, subcontractor and employees shall not release, spill, pump, pour, emit, empty, dump or otherwise discharge or allow to escape Hazardous Materials onto the Land or Building, and Tenant shall take all action necessary to remedy the results of any such release, spillage, pumping, pouring, emission, emptying, dumping discharge, or escape.

     (d) Tenant shall within forty eight (48) hours of receipt deliver to Landlord copies of any written communication relating to the Building or the Land between Tenant and any governmental agency or instrumentality concerning or relating to Environmental Laws.

     (e) Tenant's obligations under this Section shall survive the termination or other expiration of this Lease.

11.  Insurance.

     11.1 Fire Insurance.  Tenant agrees, in addition to the provisions of
          --------------
Paragraph 10, that it will not do anything that will cause Landlord's insurance against loss by fire or other hazards, as well as public liability insurance, to be canceled or that will prevent Landlord from procuring same from acceptable companies and at standard rates. Tenant shall do everything reasonably possible and consistent with the conduct of Tenant's business to obtain the lowest possible rates for insurance on the Premises. If, however, the cost to Landlord of obtaining insurance on the Premises (or the building in which the Premises are located) is increased due to Tenant's occupancy thereof, Tenant agrees to pay, promptly upon demand, as additional rental, any such increase.

     11.2 Liability Insurance and Indemnification of Landlord.  Landlord shall
          ---------------------------------------------------
not be liable to Tenant for any injury, loss or damages to Tenant or to any other person or property occurring upon the Premises or the approaches thereto or the parking facilities in or adjacent thereto from any cause whatsoever. Tenant agrees to indemnify and save Landlord harmless against and from any and all liabilities, damages, expenses, including reasonable attorneys' fees, claims and demands of every kind, that may be brought against it, for or on account of any damage, loss or injury to persons or property in or about the Premises during the term of this Lease, or during any occupancy by Tenant prior to the Lease Commencement Date. Tenant further agrees to carry, at its own expense, at all times during the term hereof:

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

     (a) Tenant's Insurance. Tenant shall carry and keep in full force and effect at all times during this Lease, for the protection of Landlord and Tenant, and any mortgagee of Landlord, and naming Landlord as additional insured; Public Liability Insurance (Comprehensive General Liability or Commercial General Liability) including Contractual Liability Insurance for limits of not less than TWO MILLION DOLLARS ($2,000,000.00) each occurrence and at least FIVE MILLION DOLLARS ($5,000,000.00) aggregate. Coverage can be purchased through an individual policy or Umbrella policies, but the total shall be not less than previously noted. Landlord shall be entitled to increase the aforesaid limited amount during the term hereof (but not more than once in any lease year) to commercially reasonable amounts of coverage.

     (b) Plate Glass. Tenant shall carry full coverage plate glass insurance on all plate glass in the premises, including the storefront. In the event of any loss or damage to any of Tenant's plate glass, the proceeds shall be used by Tenant towards the cost of replacing or repairing any property so damaged.

     (c) Workers Compensation. Tenant shall carry Worker's Compensation Insurance covering its employees in, on and about the demised premises as required by any applicable law, regulation or statute in the jurisdiction where the premises is located and Employers Liability coverage for limits not less than $100,000.00/$500,000.00/$100,000.00.

     (d) Insurance Policies. All insurance policies required to be obtained by Tenant shall be issued by insurance companies acceptable to the Landlord with an A.M. Best Policyholders Rating of not less than A and a Financial Rating of not less than VIII licensed to do business in the jurisdiction where the premises is located, and shall provide that such policies shall not be canceled, changed or terminated without thirty (30) day's prior written notice to the Landlord. Landlord shall be named as an additional insured on all such policies, with the exception of the statutory Worker's Compensation coverage referred to hereinabove. Tenant shall deliver to Landlord a Certificate of Insurance evidencing such coverage prior to occupancy, and annually thereafter, and shall upon demand deliver copies of such insurance policies to Landlord.

     11.3 Tenant shall also obtain, at Tenant's expense, such increased amount of existing insurance, and such other insurance coverage in such limits, as Landlord from time to time may require and such other hazard insurance as the nature and condition of the Premises may require in the reasonable judgment of Landlord, to afford Landlord adequate protection for risks. If, on account of the failure of Tenant to comply with the foregoing provisions, Landlord is adjudged a coinsurer by its insurance carrier, then any loss or damage Landlord shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill thereof and evidence of such loss. Landlord makes no representation that the limits of liability specified to be carried by Tenant under the terms of this Lease are adequate to protect Tenant against Tenant's undertaking under this Paragraph, and in the event Tenant believes that any insurance coverage called for under this Lease is insufficient, Tenant shall provide at its own expense, such additional insurance as Tenant deems adequate.

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

12.  Landlord's Liability.

     Notwithstanding anything to the contrary contained in this Lease, Tenant shall look only to Landlord's ownership in the Building for satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of the partners or principals of Landlord, disclosed or undisclosed, shall be subject to levy, execution or the enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Premises. If any provision of this Lease either expressed or implied obligates Landlord not to unreasonably withhold its consent or approval, an action for declaratory judgment or specific performance will be Tenant's sole right and remedy in any dispute as to whether Landlord has breached such obligation. Landlord and Tenant shall not be deemed by virtue of this Lease to be partners or joint venturers, and their relationship hereby established is deemed to be only that of lessor and lessee, respectively.

13.  Trash Storage.

     Tenant hereby covenants to contain all trash and debris generated in conjunction with its use of the Premises in containers approved by Landlord and in locations approved by Landlord with such screening as may be required by Landlord so as not to constitute a safety or fire hazard and to contract for its removal on a no less than weekly basis. Should Tenant violate this covenant, Landlord may take such corrective action as it shall deem necessary for the storage and removal of such trash and debris and Tenant shall pay the costs and expenses of such corrective action as additional rent immediately upon demand therefor in accordance with the provisions of this Lease.

14.  Signs.

     Landlord shall provide all exterior signs at the cost and expense of Tenant. Landlord shall provide Tenant with samples of the exterior signage available for the Premises and Tenant shall specify from these samples the design of its specific exterior sign, subject to the approval of Landlord. No sign, advertisement or notice shall be inscribed, painted, affixed or otherwise displayed on any part of the outside or the inside of the Premises or the building of which the Premises are a part, unless Landlord shall have approved the sign, advertisement or notice in writing prior to installation of the same, specifying the location, number, size, color and style of the sign, advertisement or notice. If any sign, advertisement or notice is exhibited by Tenant without having first obtained Landlord's approval thereof, Landlord shall have the right to remove the same and Tenant shall be liable for any and all expense incurred by Landlord in said removal. Landlord shall have the right to prohibit any advertisement of Tenant which in its opinion tends to impair the reputation of the building of which the Premises are a part or its desirability as a high-quality industrial building, and upon written notice from Landlord, Tenant shall immediately refrain from and discontinue any such advertisement. No signs made of paper and visible from outside of the Premises shall be allowed in the Premises. No mobile sign, such as may be affixed to the side of a truck or a trailer or a mobile platform shall be permitted in the parking area. The existing exterior signage is deemed to be "pre-approved" by the Landlord.

15.  Tenant's Equipment.

     Landlord shall have the right in a reasonable manner, to prescribe the weight and position of inventory and of other heavy equipment or fixtures, which shall, if considered necessary by Landlord, stand on plank strips to distribute the weight. Any and all damage or injury to the Premises, due to Tenant's equipment being on the Premises, shall be repaired by and at the sole cost of Tenant. Tenant shall not install or operate any machinery whose installation or operation may affect the structure of which the Premises are a part without having obtained the prior written consent of Landlord. Further, Tenant shall not install any other equipment of any kind or nature whatsoever which shall or may necessitate any changes, replacements or additions to, or in the use of, the water system, heating system, plumbing system, air-conditioning system or electrical system of the Premises or the building of which the Premises are a part without first obtaining the prior written consent of Landlord. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the building of which the Premises are a part, or to any space therein, to such a degree as to be objectionable to Landlord or to any tenant, shall be installed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration. Tenant agrees to remove promptly from the sidewalks and other areas adjacent to the building of which the Premises are a part any of Tenant's furniture, equipment, inventory or other material delivered or deposited there.

16.  Permits - Compliance with Laws.

     16.1  Permits.  Tenant shall, at its own expense, promptly obtain from the
           -------
appropriate governmental authorities any and all permits, licenses and the like required to permit Tenant to occupy the Premises for the purposes herein stated. This requirement shall not relieve Tenant of its liability for rent from the Lease Commencement Date hereinabove set forth.

     16.2  Compliance with Laws.  Tenant shall thereafter promptly comply with
           --------------------
all statutes, laws, ordinances, orders, rules, regulations and requirements of the Federal, State and local governments and of the Board of Fire Underwriters applicable to Tenant's use of the Premises, for the correction, prevention and abatement of nuisances or violations in, upon or connected with the Premises during the term of this Lease.

17.  Assignments and Subletting.

     Tenant agrees that it will not transfer, assign or sublet the Premises, in whole or in part, without Landlord's prior written consent. Transfer of the majority of the stock of a corporate Tenant, or all general partnership interests in a partnership Tenant, shall be deemed an assignment of this

Lease. Landlord agrees that it will not unreasonably withhold its consent, and if such consent is given, Tenant shall not be relieved from any liability under this Lease. Tenant further agrees that if it intends to assign or sublet the entire Premises, or a portion of the Premises for the balance of the term of this Lease, it will first notify Landlord in writing and Landlord, at its option, may accept a surrender of the Premises, in which event, Landlord shall release Tenant from any further liability under this Lease. Landlord shall notify Tenant of its decision within fifteen (15) days of receipt of notice by Tenant of its intent to assign or sublet. In all events, Landlord's rights to assign this Lease are and shall remain unqualified, and following any assignment hereof by Landlord, all obligations of the assigning Landlord to Tenant pursuant hereto shall cease and terminate, and Tenant shall look solely to the assignee for performance of Landlord's duties hereunder. Tenant shall have the right, with notice to Landlord to assign this lease to any company controlling or controlled by or under common control as the Tenant so long as Tenant remains liable under the terms of this Lease.

18.  Subordination.

     Tenant accepts this Lease, and the tenancy created hereunder, subject and subordinate to any ground or master leases, mortgages, deeds of trust, ground or master leasehold mortgages or other security interests now or hereafter constituting a lien upon, or affecting, the improvements of which the Premises form a part, or the land, or any part thereof. Tenant shall, at any time hereafter, on request, execute any instruments, leases or other documents that may be required by any mortgage, mortgagee, deed of trust, trustee or underlying owner or Landlord hereunder to subordinate Tenant's interest hereunder to the lien of any such mortgage or mortgages, deed or deeds of trust or underlying ground or master lease, and the failure of Tenant to execute any such instruments, leases or documents shall constitute a default hereunder.

19.  Attornment and Non-Disturbance.

     Landlord will deliver to Tenant lender's standard non-disturbance agreement. Tenant agrees that upon any assignment or termination of Landlord's interest in the Premises whether by mortgage, sale, foreclosure or otherwise, Tenant will, upon request, attorn to the person or organization then holding title to the Premises (the "Successor") and to all subsequent successors, and shall pay to the Successor all rents and other monies required to be paid by Tenant hereunder and perform all of the other terms, covenants, conditions and obligations contained in this Lease, provided, however, that Tenant shall not be so obligated to attorn unless, if Tenant shall so request in writing, such Successor will execute and deliver to Tenant an instrument wherein such Successor agrees that so long as Tenant performs all of the terms, covenants and conditions of this Lease, Tenant's possession under the provisions of this Lease shall not be distributed by any such Successor. Following any sale by Landlord of the property of which the Premises are a part, all future obligations of the assigning Landlord to Tenant shall cease and terminate and Tenant shall look solely to the Successor for the performance of Landlord's duties hereunder.

20.  Property Loss or Damage.

     20.1 Tenant hereby expressly agrees that Landlord shall not be responsible in any manner for any damage or injury to the person or property of Tenant or any other person or business caused, directly or indirectly, by (i) dampness or water, whether due to a break or leak in any part of the roof, heating, plumbing or sprinkler system within the Premises, or in the building in which the Premises are located or due to any other cause; (ii) theft; (iii) fire or other casualty; (iv) any other cause whatsoever, including but not limited to interruption in service or supply of utilities.

     20.2 Subject to the provisions of Paragraph 20.1, Landlord shall not be liable for damage or injury to person or property of Tenant or of any other person or business unless notice in writing of any defect (a) which Landlord has under the terms of this Lease the duty to correct and (b) which has caused such damage or injury, shall have been given in sufficient time before the occurrence of such damage or injury reasonably to have enabled Landlord to correct such defect, and even then only if such damage or injury is due to Landlord's gross negligence.

     20.3 In any event, Tenant shall look only to Landlord's ownership in the Building and the land on which it is located for satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord or its partners or principals, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the demised premises.

21.  Tenant's Failure to Perform.

     In the event that Tenant fails, after fifteen (15) days written notice from Landlord, to keep the premises in good condition and repair, or to commence and continuously make required repairs, or to do any act or make any payment or perform any term or covenant on Tenant's part required under this Lease or otherwise fails to comply herewith, Landlord may, at its option, immediately, or at any time thereafter and without notice, perform the same for the account of Tenant (including entering the Premises at all reasonable hours to make repairs and do any act or make any payment which Tenant has failed to do), and if Landlord makes any expenditures, or incurs any obligations for the payment of money in connection therewith, including, but not limited to, attorneys' fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the rate of twelve percent (12%) per annum, and costs, shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within five (5) days of rendition of any bill or statement to Tenant therefor. All rights given to Landlord in this section shall be in addition to any other right or remedy of Landlord contained.

22.  Landlord's Right to Enter and Show Premises.

     22.1 Landlord's Right to Inspect and Repair.  Tenant agrees to permit
          --------------------------------------
Landlord or Agent to enter the Premises at any reasonable time for the purpose of determining the condition of the Premises and making repairs thereto, as provided above in Paragraph 21.

     22.2 Landlord's Right to Show Premises.  Tenant agrees that Landlord may
          ---------------------------------
within the last four (4) months of the Lease Term, display a "For Lease" or "For Sale" sign on the Premises and show prospects through the Premises at any reasonable time.

23.  Surrender at End of Term.

     Except as otherwise provided in Paragraph 9.2, Tenant shall vacate the Premises at the expiration or other termination of this Lease and shall remove all goods and effects not belonging to Landlord and shall surrender possession of the Premises in broom clean condition with all fixtures and systems thereof in good repair, reasonable wear and tear and damage by fire or other unavoidable casualty excepted. If Tenant shall fail to perform any of the foregoing obligations, Landlord is hereby expressly authorized to do so on Tenant's behalf and Landlord may sell such articles on the Premises as Landlord in its sole discretion deems saleable, and may dispose of others in any manner which it chooses. The proceeds of any such sale shall be applied toward the expenses thus incurred and Tenant will receive net proceeds, if any, and agrees to pay any remaining balance within five (5) days of Landlord's request therefor.

24.  Holding Over.

     If Tenant shall not immediately surrender possession of the Premises at the termination of this Lease, Tenant shall become a month-to-month Tenant, at one hundred fifty percent (150%) the basis monthly rental in effect during the month prior to the termination of this Lease, said rental to be payable in advance. Unless Landlord elects to accept such rental from Tenant, Landlord shall continue to be entitled to re-take possession of the Premises without any prior notice to Tenant. If Tenant shall fail to surrender possession of the Premises immediately upon the expiration of the term hereof, Tenant hereby agrees that all of the obligations of Tenant and all rights of Landlord applicable during the term of this Lease shall be equally applicable during such period of subsequent occupancy, whether or not a month-to-month tenancy shall have been created as aforesaid. Tenant further agrees that it shall be liable for any damages suffered by Landlord by reason of Tenant's failure to immediately surrender the Premises.

25.  Destruction - Fire or Other Casualty.

     In case of partial damage to the Premises by fire or other casualty insured against by Landlord, Tenant shall give immediate notice thereof to Landlord, and Landlord, to the extent that insurance proceeds respecting such damage are subject to and, in fact, are under the control and use of Landlord, shall thereupon cause such damage to all property owned by Landlord to be repaired with reasonable speed at the expense of Landlord, due allowance being made for reasonable delay which may arise by reason of adjustment of loss under insurance policies on the part of Landlord and/or Tenant, and for reasonable delay on account of strikes, slowdowns or any other cause beyond Landlord's control. To the extent that the Premises are rendered untenantable, the rent shall proportionately abate, provided the partial damage occurred without any fault or neglect on the part of Tenant, those employing or retaining the services of Tenant, Tenant's servants, employees, agents, licensees, invitees or visitors. If such partial damage is due to the fault or neglect of Tenant or any of the abovementioned persons, or to the extent that insurance proceeds respecting such damage are not subject to, or are not under the control and use of, Landlord, the damage shall be repaired by Landlord at Tenant's expense and there shall be no apportionment or abatement of rent. In the event the damage shall be so extensive as to render it uneconomical, in Landlord's opinion, to restore the Premises for the use of Tenant specified in Paragraph 5 hereof, or Landlord shall decide not to repair or rebuild the Premises, this Lease, at the option of Landlord, shall be terminated upon written notice to Tenant, the rent shall, in such event, be paid to or adjusted as of the date of such damage, the terms of this Lease shall expire by lapse of time upon the third day after such notice is mailed, and Tenant shall thereupon vacate the Premises and surrender the same to Landlord. No such termination shall release Tenant from any liability to Landlord arising from such damage or from any breach of the obligations imposed on Tenant hereunder.

26.  Eminent Domain.

     If the entire Premises shall be substantially taken (either temporarily or permanently) for public purposes, or in the event Landlord shall convey or lease the property to any public authority in settlement of a threat of condemnation or taking, the rent shall be adjusted to the date of such taking or leasing or conveyance, and this Lease shall thereupon terminate. If only a portion of the Premises shall be so taken, leased or condemned, and as a result of such partial taking, Tenant is reasonably able to use the remainder of the Premises for the purposes intended hereunder, then this Lease shall not terminate, but, effective as of the date of such taking, leasing or condemnation, the rent hereunder shall be abated in an amount thereof proportionate to the area of the Premises so taken, leased or condemned. If, following such partial taking, Tenant shall not be substantially able to use the remainder of the Premises for the purposes intended hereunder, then this Lease shall terminate as if the entire Premises had been taken, leased or condemned. In the event of a taking, lease or condemnation as described in this Paragraph, whether or not there is a termination hereunder, Tenant shall have no claim against Landlord other than an adjustment of rent, to the date of the taking, lease or condemnation, and Tenant shall not be entitled to any portion of any amount that may be awarded as damages or paid as a result of, or in settlement of, such proceedings or threat.

27.  Defaults - Remedies.

     The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant:

     (a) The vacating or abandonment of the Premises by Tenant and a failure to continue to pay rent;

     (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder as and when due;

     (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant other than those described in Paragraph (b) hereinabove, where such failure shall continue for a period of five (5) business days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than five (5) business days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said five (5) business day period and thereafter, diligently prosecutes such cure to completion;

     (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors, filing by or against Tenant of a petition to have Tenant adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless in the case of a petition filed against Tenant, the same is dismissed within sixty [60] days), the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located in the Premises or Tenant's interest in this Lease where possession is not restored to Tenant within thirty (30) days, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

     In the event of such material default or breach by Tenant, Landlord may, at any time hereunder, with or without notice or demand, without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach, proceed in the following manner:

     (i) Terminate Tenant's right to possession of the Premises by any lawful means, in which case Tenant's possession shall be terminated and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation or alteration of the Premises; reasonable attorneys' fees; any real estate commission actually paid; that portion of the Lease and commission paid by Landlord pursuant to any agency agreement applicable to the unexpired term of this Lease; and such other out-of-pocket expenses as Landlord might incur. Unpaid installments of rent or other sums shall bear interest from date due at the rate of twelve percent (12.00%) per annum, after Tenant's right to possession has been terminated. No receipt of money by Landlord from Tenant after the termination of this Lease, the service of notice, the commencement of any suit or final judgment or repossession shall automatically reinstate, continue or extend the term of this Lease or affect any such notice, demand, suit or judgment.

     (ii) Maintain Tenant's right to possession in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder, and reasonable attorneys' fees.

     (iii) Pursue any other remedy not or hereafter available to Landlord under the laws or jurisdictional decisions of the state in which the Premises are located.

     All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other right allowed by law. Landlord shall not be in default unless Landlord fails to perform the obligations required of Landlord within a reasonable time, but in no event sooner than thirty (30) days after written notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days is required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) days and thereafter diligently prosecutes the same to completion.

28.  Several Liability.

     If Tenant shall be one or more individuals, corporations or other entities, whether or not operating as a partnership or joint venture, then each such individual corporation, entity, joint venture or partner shall be deemed to be both jointly and severally liable for the payment of the entire rent and other payments specified herein and all other duties and obligations hereunder.

29.  Notices.

     All notices, demands and requests required under this Lease shall be in writing. All such notices shall be deemed to have been properly given if sent by United States registered or certified mail, return receipt requested, postage prepaid, addressed to Landlord at:

LANDLORD                                        TENANT

Ammendale Commerce Center Limited Partnership   Intermedia Communications, Inc.
c/o Polinger Shannon & Luchs Company            3625 Queen Palm Drive
5530 Wisconsin Avenue                           Tampa, Florida  33619
Suite 1000                                      Attention: Legal Department
Chevy Chase, Maryland  20815

and to Tenant at the Premises. Either party may designate a change of address by written notice to the other party.

     Notices, demands and requests which shall be served by registered or certified mail in the manner aforesaid shall be deemed sufficiently served or given for all purposes hereunder at the time such notice, demand or request is mailed by United States registered or certified mail as aforesaid in any post office or branch post office regularly maintained by the United States Government.

30.  Estoppel Certificate.

     Within ten (10) days after request therefor by Landlord, its agents, successors or assigns, Tenant shall deliver, in recordable form, a certificate to any proposed mortgagee or purchaser, or to Landlord, together with a true and correct copy of this Lease, certifying (if such be the case): (i) that this lease is in full force and effect without modification; (ii) the amount, if any, of prepaid rent and security deposit paid by Tenant to Landlord; (iii) that Landlord has performed all of its obligations due to be performed under this Lease and that there are no defenses, counterclaims, deductions, offsets outstanding or other excuses for Tenant's performance under this Lease; and (iv) any other fact reasonably requested by Landlord or such proposed mortgagee or purchaser, or stating those claimed by Tenant. It is intended that any such statement delivered pursuant to this Paragraph 30 may be relied upon by any other prospective purchaser or mortgagee, Landlord, or any respective successors and assigns of the aforementioned parties. Tenant's failure to deliver the above-described certificate within the time set forth above shall be conclusive upon Tenant: (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) that there are not uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim, defenses or deduction against basic monthly rental of additional rent or Landlord hereunder; (iii) that no more than one period's basic monthly rental has been paid in advance; and (iv) that the amount of the security deposit held by Landlord is as represented by Landlord.

31.  Severability.

     The parties intend this Lease to be legally valid and enforceable in accordance with all of its terms to the fullest extent permitted by law. If any term hereof shall be finally held to be invalid or unenforceable, the parties agree that such term shall be stricken from this Lease, the same as if it never had been contained herein. Such invalidity or unforceability shall not extend to or otherwise affect any other term of this Lease and the unaffected terms hereof shall remain in full force and effect to the fullest extent permitted by law, the same as if such stricken term never had been contained herein. The above notwithstanding, if any provision of this Lease shall be finally held to be invalid or unenforceable, and such term substantially and adversely affects the amount of rent to be received by Landlord, or the nature of Landlord's obligations to Tenant or otherwise affects the economic bargain agreed to by Landlord in this Lease, Landlord shall have the option of terminating this Lease. Such option shall be exercised, if at all, by delivering notice to Tenant within thirty (30) days after any final judgment declaring a provision of this Lease invalid or unenforceable, stating a date of termination no sooner than ninety (90) days from such notice.

32.  Non-Waiver Clause.

     The waiver by Landlord of any breach of any covenant or obligation by Tenant under this Lease shall not be construed to be a waiver by Landlord of any subsequent breaches by Tenant of the same covenant or obligation.

33.  Accord and Satisfaction.

     No receipt and retention by Landlord of any payment tendered by Tenant in connection with this Lease shall give rise to or support or constitute an accord and satisfaction, notwithstanding any accompanying statement, instruction or other assertion to the contrary (whether by notation on a check or in a transmittal letter or otherwise), unless Landlord expressly agrees to an accord and satisfaction in a separate writing duly executed by the appropriate persons. Landlord may receive and retain, absolutely and for itself, any and all payments so tendered, notwithstanding any accompanying instruction by Tenant to the contrary. Landlord shall be entitled to treat any such payments as being received on account of any item or items of Base Rent, interest, expense or damage due in connection herewith, in such amounts and in such order as Landlord may determine at its sole option.

34.  Captions.

     All headings in this Lease are intended for convenience of reference only and are not to be deemed or taken as a summary of the provisions to which they pertain or as a construction thereof.

35.  Successors and Assigns.

     The covenants, conditions and agreements contained in this Lease shall bind and insure to the benefit of Landlord and Tenant, and their respective heirs, distributees, executors, administrators, successors and except as otherwise provided in this Lease, their assigns.

36.  Governing Law.

     This Lease was made in the State of Maryland and shall be governed by and constructed in all respects in accordance with the laws of the State of Maryland.

37.  Incorporation of Prior Agreements.

     This Lease contains all agreements of the parties with respect to any matters contained herein. No prior agreement or understanding pertaining to any such matter shall be affected. This Lease may be modified only in writing and signed by the parties in interest at the time of the modification.

38.  Cumulative Remedy.

     No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

39.  Agency.

     Landlord, in appointing Polinger Shannon & Luchs Company its Agent, herein does so for and in consideration of its services in securing Tenant herein and the negotiation of this Lease, and agrees to pay said Agent herein and the agreement under separate cover. Landlord and Tenant represent that there are no other brokers involved in this transaction, and each party hereby agrees to indemnify the other against any claims of any other broker other than CB Commercial and Polinger Shannon & Luchs Company in violation of such representation.

40.  Miscellaneous.

     (a) As used in this Lease, and where the context requires: (1) the masculine shall be deemed to include feminine and neuter and vice-versa; and (2) the singular shall be deemed to include the plural and vice-versa.

     (b) Landlord and Tenant do hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and/or any claim of injury or damage, or any statutory remedy.

     (c) Tenant covenants and agrees that it shall not attach or place awnings, antennas or other projections to the outside walls or any exterior portion of the improvements of which the Premises are a part except as provided in Paragraph 8.4(b) hereof. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with any window or door of the Premises, without the prior written consent of Landlord.

     (d) Tenant, Tenant's servants, agents, invitees, employees and licensees shall not park on, store on or otherwise utilize any parking or loading areas in the Project except as provided in this Lease or by a separate writing from Landlord.

     (e) The Premises has a sprinkler system and Tenant agrees that it will, at all times, maintain a minimum temperature of 50 degrees Fahrenheit to prevent freezing of pipes.

     (f) Tenant hereby acknowledges that Landlord reserves the right to subject the Premises and the Project of which it is a part to a condominium regime pursuant to the provision of the applicable Maryland statute and, that upon such submission the leasehold estate created hereby shall be fully subject and subordinated to such condominium regime; provided, however, that so long as Tenant is not in default under the terms of this Lease or under the terms of the applicable condominium documents (including, without limitation, declaration, by-laws, and rules and regulations), Tenant's leasehold estate created hereby shall not be disturbed by virtue of the creation of such condominium regime. Without limiting the generalities of the rights of Landlord or its Agent to enter the Premises as provided in this Lease, Landlord or its Agent shall be entitled, upon reasonable notice given to Tenant, to enter the Premises for such actions as may be necessary in order to effect the submissions of the Premises to a condominium regime, including, without limitation, the performance of inspections, measurements, renovations and such other acts as will not have a material adverse effect on the rights of Tenant hereunder and Tenant agrees to execute any documents reasonably necessary to submit the Premises to a condominium regime.

41.  Examination of Lease.

     Submission of this Lease for examination or signature by Tenant shall not constitute a reservation of or option for lease, and the same shall not be effective as a lease or otherwise until execution and delivery hereof by Landlord and Tenant.

42.  Authority.

     Landlord and Tenant hereby covenant that they have full right, power and authority to enter into this Lease upon the terms and conditions herein set forth.

43.  Indemnification.

     Tenant shall, to the extent permitted by law, indemnify and save Landlord harmless against and from any and all claims, damages, costs and expenses, including reasonable attorneys' fees, arising by reason of the conduct or management of the business conducted by Tenant in the Premises, or from any breach or default on the part of Tenant in the performance of any covenant, condition or agreement on the part of Tenant to be performed pursuant hereto, or from any act or negligence of Tenant, its Agent, contractors, servants, employees, sublesses, concessionaires or licensees in or about the Premises.

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

44.  Renewal Option.

     Provided Tenant has not been in default during the initial or renewal term of this Lease, Tenant shall have the option, upon six (6) months written notice, to renew the lease for the Premises for two (2) additional three (3) year terms. All terms and conditions of the Lease shall remain in effect during the renewal period except that the rental rate charged at the commencement of each renewal period shall be the then current rental rate in the market for comparable space.

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

45.  ADA.

     Landlord shall be responsible for compliance with the Americans with Disabilities Act ("ADA") with regard to the parking lot, sidewalks and main entry to the Premises; Tenant shall be responsible for compliance with ADA for the Premises.

46.  Tenant's Additional Responsibilities.

     In addition to Tenant's obligations as set forth in this Lease, Tenant shall also be responsible for the items set forth in Exhibit B to this Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.


SIGNED at______________________________,this 15th day of April, 1998.



WITNESS:                            LANDLORD:

                                    Ammendale Commerce Center
                                    Limited Partnership


 /s/ Patricia M. Shippey            By: /s/ Elliot Schnitzer
-------------------------              ---------------------
Patricia M. Shippey                     Elliot Schnitzer, General Partner


WITNESS:                            TENANT:

                                    Intermedia Communications, Inc.



/s/ C.E. Duncan                     By:/s/ Robert A. Rouse
---------------                        -------------------
C.E. Duncan                            Robert A. Rouse

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